UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

OneSpaWorld Holdings Limited

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 9, 2021.	Your Vote Counts!
ONESPAWORLD HOLDINGS LIMITED 2021 Annual Meeting Vote by June 8, 2021 11:59 PM ET
ONESPAWORLD HOLDINGS LIMITED OFFICE NUMBER 2, PINEAPPLE BUSINESS PARK, AIRPORT INDUSTRIAL PARK, P.O. BOX N-624 NASSAU, ISLAND OF NEW PROVIDENCE, COMMONWEALTH OF THE BAHAMAS

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 You invested in ONESPAWORLD HOLDINGS LIMITED and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting.

 Get informed before you vote

View the Notice of Annual Meeting of Shareholders and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by submitting a request prior to May 26, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please	check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of Annual Meeting of Shareholders and Proxy Statement and Annual Report are
available at www.ProxyVote.com. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Class B Directors

Nominees:

1a.	Marc Magliacano	For

1b.	Jeffrey E. Stiefler	For

1c.	Walter F. McLallen	For

2.	Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the year ending December 31, 2021.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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